SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c)or Rule 14a-12

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐               Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

The Annual General Meeting of Shareholders of CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company”), a Bermuda company, will be held at The Pearman Room (4B), 4th Floor, Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton, HM CX Bermuda on June 2, 2004 at 11:00 A.M., for the following purposes:

1.   To elect nine directors to serve until the next Annual General Meeting of Shareholders;

2.   To receive and adopt the financial statements of the Company for the Company’s fiscal year ended December 31, 2003, together with the auditors’ report thereon; and

3.   To appoint Deloitte & Touche as the independent auditor for the Company for 2004 and to authorize the directors to approve their fee.

The approval and adoption of each matter to be presented to the shareholders is independent of the approval and adoption of each other matter to be presented to the shareholders.

Only shareholders of record at the close of business on April 1, 2004 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors, Andrea Kozma Secretary

April 21, 2004

IMPORTANT: The prompt return of proxies will ensure that your shares will be voted. A self-addressed envelope is enclosed for your convenience.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

_____________________________

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 2, 2004

_____________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company” or “CME”), a Bermuda company, for use at the Annual General Meeting of Shareholders of the Company (the “Meeting”) to be held at The Pearman Room (4B), 4th Floor, Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton, HM CX Bermuda on June 2, 2004, at 11:00 A.M., and at any adjournments thereof.

Shareholders may vote their shares by signing and returning the proxy card accompanying this Proxy Statement. Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the Meeting in accordance with the directions given therein. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on each matter to be voted upon at the Meeting constitutes a quorum as to each such matter. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes, but abstentions and broker “non-votes” are not counted in the tabulations of the votes cast on proposals presented to shareholders. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner or has discretionary power but elects not to exercise it.

The registered office of the Company is located at Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda. Certain subsidiaries of Central European Media Enterprises Ltd. also maintain offices at Aldwych House, 71-91 Aldwych, London WC2B 4HN, England. The date on which this Proxy Statement and the enclosed form of proxy will be first sent to shareholders is on or about April 21, 2004.

Shareholders of record of the Class A Common Stock, par value $.08 per share, of the Company (the “Class A Common Stock”) at the close of business on April 1, 2004, shall be entitled to one vote for each share then held. Shareholders of record of the Class B Common Stock, par value. $.08 per share, of the Company (the “Class B Common Stock”) at the close of business on April 1, 2004 shall be entitled to ten votes for each share then held. The Class A Common Stock and the Class B Common Stock shall be voted on all matters presented as a single class. There were issued and outstanding at the close of business on April 1, 2004, 20,351,099 shares of Class A Common Stock and 7,334,768 shares of Class B Common Stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 1, 2004 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock and also sets forth certain information with respect to voting power and percentage of ownership as of April 1, 2004, by (i) each shareholder known by the Company to beneficially own more than 5% of any class of the Company’s outstanding voting securities, (ii) each director of the Company, (iii) the Chief Executive Officer and the other named executive officers of the Company and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted below, each of the shareholders identified in the table has sole voting and investment power over the shares beneficially owned by such person. All share information reflects a two-for-one stock split payable on November 5, 2003 to holders of record of the Company’s Common Stock on October 27, 2003.

	Beneficial Ownership of			Beneficial Ownership of			Common Stock
	Class A Common			Class B Common
	Stock(a)			Stock			% of	%
							Voting Power	Ownership
Name of Beneficial Owner	Number		Percent	Number		Percent	(b)	(b)

Ronald S. Lauder (1)(7)	268,004	(12)	1.3%	6,728,672	(21)	90.3%	71.2%	25.1%
Michael N. Garin	--	(13)	--	--		--	--	--

Charles R. Frank, Jr.	9,600	(14)	*	--		--	*	*
Herbert A. Granath	9,600	(14)	*	--		--	*	*
Frederic T. Klinkhammer(2)	1,199,300	(15)	5.6	--		--	1.3	4.2
Alfred W. Langer	15,600	(16)	*	--		--	*	*
Bruce Maggin	3,200	(17)	*	--		--	*	*
Ann Mather	--		--	--		--	--	--
Eric Zinterhofer	--		--	--		--	--	--

Robert E. Burke	106,666	(18)	*	--		--	*	*
Wallace Macmillan	6,666	(19)	*			--	*	*

All directors and executive officers as a group (11 persons)	1,618,636	(20)	7.5	6,728,672	(21)	90.3	71.8	28.8

Mark A. Riely (3)(8)	1,855,730		9.1	--		--	2.0	6.7
Stephen L. Farley (4)(9)	1,721,144		8.5	--		--	1.8	6.2
Leonard A. Lauder (5)(10)	--		--	1,368,552		18.7	14.6	4.9
Federated Investors, Inc. (6)(11)	2,709,188		13.3	--		--	2.9	9.8

________________________
*    Less than 1.0%

(a)   Does not include 7,334,768 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock for no additional consideration on a share-for-share basis.

(b)   Represents the percentage of total voting power and the percentage ownership of the Class A Common Stock and the Class B Common Stock currently beneficially owned by each identified shareholder and all directors and executive officers as a group. The Class A Common Stock and the Class B Common Stock are the only authorized classes of the Company’s capital stock with shares outstanding.

(1)   The address of the shareholder indicated is Suite 4200, 767 Fifth Avenue, New York, New York 10153.

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(2)   The address of the shareholder indicated is Overlook 1, Palmetto Gardens, 3 Palmetto Court, Smiths Bermuda FL 07.

(3)   Information in respect of the beneficial ownership of Mark A. Riely (other than percentage ownership) is based upon a statement on Schedule 13G/A filed on December 12, 2003 jointly by Mr. Riely, Curtis Alexander and Media Group Investors L.P. The address of Mr. Riely is 122 East 55th Street, New York, New York 10022. The address of Mr. Alexander is 365 Boston Post Road, Suite 210, Sudbury, Massachusetts 01776. The address of Media Group Investors L.P. is 122 East 55th Street, New York, New York 10022.

(4)   Information in respect of the beneficial ownership of Stephen L. Farley (other than percentage ownership) is based upon a statement on Schedule 13G/A filed on February 17, 2004 jointly by Mr. Farley, Farley Associates L.P. and Labrador Partners L.P. The address of Mr. Farley, Farley Associates L.P. and Labrador Partners L.P. is 780 Third Avenue, Suite 3801, New York, New York 10017.

(5)   Information in respect of the beneficial ownership of Leonard A. Lauder (other than percentage ownership) is based upon a statement on Schedule 13D filed by him. The address of Mr. Leonard Lauder is c/o The Estée Lauder Companies Inc., 767 Fifth Avenue, New York, New York 10153.

(6)   Information in respect of the beneficial ownership of Federated Investors, Inc. (other than percentage ownership) is based upon a statement on Schedule 13G filed on February 13, 2004 jointly by Federated Investors, Inc., Voting Shares Irrevocable Trust, John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue. The address of Federated Investors, Inc., Voting Shares Irrevocable Trust, John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

(7)   120,034 of the shares of Class B Common Stock listed are owned directly by Ronald S. Lauder, 3,385,417 of the shares of Class B Common Stock are owned by RSL Investments Corporation, 1,672,500 of the shares of Class B Common Stock are owned by RSL Capital LLC and 577,788 of the shares of Class B Common Stock are owned by Duna Investments, Inc., all of which are owned by Mr. Lauder. 210,461 of the shares of Class B Common Stock are held by RAJ Family Partners L.P., which Mr. Lauder may be deemed to beneficially own, and 646,895 of the shares of Class B Common Stock are held by EL/RSLG Media, Inc., of which 50% of the common stock outstanding is beneficially owned by the 1995 Estée Lauder RSL Trust and beneficially owned by Mr. Lauder.

(8)   1,037,400 of these shares are owned directly by Mark A. Riely (“Riely”), 34,000 of these shares are owned by an IRA F/B/O Riely and 12,000 of these shares are owned by a SEP IRA F/B/O Riely. In addition, Riely has shared power to vote and dispose of 675,094 shares owned by Media Group Investors, L.P. which has a sole general partner, Media Group Management, Inc., of which Riely is a 75% shareholder and 97,236 shares owned by Media Group Investments, Ltd., which has as its investment advisor Vercingetorix Corp., of which Riely is a 50% shareholder.

(9)   Mr. Farley has shared power to vote and dispose of these shares, which consists of (i) 1,642,000 shares reported as being beneficially owned by Labrador Partners L.P. and Farley Associates L.P. and (ii) 79,144 shares reported as being beneficially owned by Farley Capital L.P. Mr. Farley is the managing general partner of Labrador Partners L.P. and the general partner of Farley Associates L.P. and Farley Capital L.P.

(10)        285,239 of the shares of Class B Common Stock listed are owned directly by Leonard A. Lauder, 646,895 of the shares of Class B Common Stock are held by EL/RSLG Media, Inc., of which 50% of the common stock outstanding is beneficially owned by the 1995 Estée Lauder LAL Trust, of which Leonard A. Lauder is a co-trustee and beneficiary and 436,434 of the shares of Class B Common Stock are held by LWG Family Partners L.P., a partnership whose managing partner is a corporation which is one-third owned by Mr. Lauder.

(11)         Federated Investors, Inc. (“Parent”) is the parent holding company of Federated Investment Management Company, Federated Investment Counseling and Federated Global Investment Management Corp. (the “Investment Advisors”), which act as investment advisors to registered investment companies and separate accounts that own shares of common stock of Dyax, Corp. The Investment Advisors are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of Parent. All of the Parent’s outstanding

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voting stock is held in the Voting Shares Irrevocable Trust for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees. The trustees have collective voting control over the Parent and shared voting power over the shares listed.

(12)         Includes (i) 10,000 shares of Class A Common Stock underlying options which are currently exercisable at $23.00 per share and which expire on August 1, 2007; and (ii) 10,000 shares of Class A Common Stock underlying options which are currently exercisable at an initial exercise price of $22.325 per share, which exercise price has increased and will continue to increase on the first day of each calendar quarter by one-quarter of 5.57% and which expire on June 8, 2008.

(13)        Mr. Garin has been granted options to purchase 160,000 shares of Class A Common Stock with an exercise price of $19.49 per share. His options are not currently exercisable, will not become exercisable within 60 days and expire on February 1, 2014.

(14)         Consists of (i) 6,400 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at a price of $1.958 per share and which expire on May 15, 2012; and (ii) 3,200 shares of Class A Common Stock underlying options which will become exercisable within 60 days, at a price of $10.897 per share and which expire on May 21, 2013. Does not include (i) 9,600 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $1.958 per share and which expire on May 15, 2012; and (ii) 12,800 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $10.897 per share and which expire on May 21, 2013.

(15)         Includes (i) 756,000 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price per share of $1.484 and which expire on March 8, 2007; (ii) 96,000 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price per share of $0.15625 and which expire on March 31, 2011; (iii) 138,666 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price per share of $2.1375 and which expire on March 31, 2012; and (iv) 13,334 shares of Class A Common Stock underlying options which will become exercisable within 60 days, at a price of $10.365 per share and which expire on May 28, 2013. Does not include (i) 69,334 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $2.1375 per share and which and which expire on March 31, 2012; and (ii) 26,666 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $10.365 per share and which expire on May 28, 2013.

(16)         Consists of (i) 2,000 shares of Class A Common Stock underlying options which are currently exercisable at a price of $0.2475 per share and which expire on May 18, 2011; (ii) 4,000 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at a price of $0.294 per share and which expire on May 18, 2011; (iii) 6,400 shares of Class A Common Stock underlying options which are currently exercisable, or will become exercisable within 60 days, at a price of $1.958 per share and which expire on May 15, 2012; and (iv) 3,200 shares of Class A Common Stock underlying options which will become exercisable within 60 days, at a price of $10.897 per share and which expire on May 21, 2013. Does not include (i) 4,000 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $0.294 per share and which expire on May 18, 2011; (ii) 9,600 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $1.958 per share and which expire on May 15, 2012; and (iii) 12,800 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $10.897 per share and which expire on May 21, 2013.

(17)         Consists of 3,200 shares of Class A Common Stock underlying options which will become exercisable within 60 days, at a price of $10.897 per share and which expire on May 21, 2013. Does not include 12,800 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become

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exercisable within 60 days, but which have an exercise price of $10.897 per share and which expire on May 21, 2013.

(18)         Consists of (i) 80,000 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price of $2.1375 per share and which expire on March 31, 2012; and (ii) 26,666 shares of Class A Common Stock underlying options which will become exercisable within 60 days, at a price of $10.365 per share and which expire on May 28, 2013. Does not include (i) 40,000 shares of Class A Common Stock underlying options with an exercise price of $2.1375 per share which are not currently exercisable and which will not become exercisable within 60 days and which will expire on March 31, 2012; and (ii) 53,334 shares of Class A Common Stock underlying options with an exercise price of $10.365 per share which are not currently exercisable and which will not become exercisable within 60 days and which expire on May 28, 2013.

(19)         Consists of 6,666 shares of Class A Common Stock underlying options which will become exercisable within 60 days, at a price of $10.365 per share and which expire on May 28, 2013. Does not include 13,334 shares of Class A Common Stock underlying options with an exercise price of $10.365 per share which are not currently exercisable and which will not become exercisable within 60 days and which expire on May 28, 2013.

(20)         Includes 1,175,338 shares of Class A Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days. Does not include 446,666 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days.

(21)         Includes (i) 100,000 shares of Class B Common Stock underlying options which are currently exercisable at an exercise price of $23.925 per share and which expire on August 1, 2007; (ii) 6,000 shares of Class B Common Stock underlying options which are currently exercisable, or which will become exercisable within 60 days, at a price of $0.2625 per share and which expire on May 18, 2011; (iii) 6,400 shares of Class B Common Stock underlying options which are currently exercisable, or which will become exercisable within 60 days, at a price of $2.0558 per share and which will expire on May 15, 2012; and (iv) 3,200 shares of Class B Common Stock underlying options which will become exercisable within 60 days, at a price of $11.4419 per share and which expire on May 21, 2013. Does not include (i) 4,000 shares of Class B Common Stock underlying options, which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $0.2625 per share and which expire on May 18, 2011; (ii) 9,600 shares of Class B Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $2.0558 per share and which expire on May 15, 2012; and (iii) 12,800 shares of Class B Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $11.4419 per share and which expire on May 21, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who beneficially own greater than 10% of a registered class of the Company’s equity securities to file certain reports (“Section 16 Reports”) with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Stock and other equity securities of the Company. Based solely on the Company’s review of the Section 16 Reports furnished to the Company and written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2003, all filing requirements under Section 16(a) applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

ELECTION OF DIRECTORS

Nine directors will be nominated for election at the Meeting to serve until the Company’s next annual general meeting of shareholders. All nine directors are incumbents. Ann Mather and Eric Zinterhofer were appointed to the Board effective April 8, 2004. Ann Mather’s appointment was recommended by the Chief Executive Officer

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and Eric Zinterhofer’s appointment was recommended by the Chairman of the Board of Directors. The election of directors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy. Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the persons listed below. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. There is no arrangement or understanding between any director and any other person pursuant to which such person was selected as a director.

Name of Nominee	Principal Occupation	Age	Year Became a Director

Ronald S. Lauder	Nonexecutive Chairman of the Board	60	1994

Michael Garin	Chief Executive Officer and Director	57	2003

Frederic T. Klinkhammer	Vice-Chairman and Director	59	1999

Charles R. Frank, Jr.	Financial Advisor	64	2001

Herbert A. Granath	Chairman Emeritus, ESPN	75	2002

Alfred W. Langer	Consultant	53	2000

Bruce Maggin	Principal, the H.A.M. Media Group, LLC	60	2002

Ann Mather	CFO, Pixar Animation Studios (through May 2004)	44	2004

Eric Zinterhofer	Partner, Apollo Management, L.P.	32	2004

Ronald S. Lauder, a founder of the Company, has served as nonexecutive Chairman of the Board of the Company since its incorporation in 1994. Mr. Lauder is also the co-founder, and served as the Chairman, of RSL Communications, Ltd., an international telecommunications company, from 1994 until 2001. Mr. Lauder is a principal shareholder and a director of The Estée Lauder Companies, Inc. (“Estée Lauder”) and has served as Chairman of Estée Lauder International and Chairman of Clinique Laboratories, Inc., divisions of Estée Lauder, since returning to the private sector from government service in 1987. From 1986 until 1987, Mr. Lauder served as U.S. Ambassador to Austria. From 1983 to 1986, Mr. Lauder served as Deputy Assistant Secretary of Defense for European and NATO Affairs. He is Chairman of the Board of Trustees of the Museum of Modern Art, President of the Jewish National Fund, former Chairman of the Council of Presidents of American Jewish Organizations, a member of the Board of Governors of the Joseph H. Lauder Institute of Management and International Studies at the University of Pennsylvania and a member of the Visiting Committee of the Wharton School at the University of Pennsylvania. He received his B.S. in International Business from the Wharton School of the University of Pennsylvania.

Michael N. Garin has served as Director since December 2003 and Chief Executive Officer since February 2004. Mr. Garin currently serves as a director and member of the audit and compensation committees of AMC Entertainment, Inc., a leader in international theatrical exhibition; a director and member of the audit committee of American Media, publisher of the National Enquirer, Star, Globe and other publications; a director and member of the audit committee of Cablecom, the leading Swiss cable company; a director of MortgageIT, Inc one of the largest privately owned mortgage banks in the US; and a Deputy Director of Canal+ Nordic. From 2000 until January 2004, Mr. Garin served as the Chairman of Adcom Information Services, the leading U.S. cable television viewership data provider and as a director of Encoda Systems, Inc., a broadcasting technology supplier. From 1999 to 2001, Mr. Garin was President and Chief Operating Officer of Digital Convergence Corporation, an Internet technology company. In March 2002, Digital Convergence filed a voluntary petition for bankruptcy under Chapter 7 of the U.S. Bankruptcy

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Code. From 1988 to 1999, Mr. Garin served ING Barings (Furman Selz) in various roles, including Executive Vice President and Member of the Management Committee. As Global Head of Media, Telecommunications and Information Services Investment Banking for Furman Selz, he was responsible for building the firm’s investment banking practice in those areas. Mr. Garin was one of the founders of Lorimar Telepictures and helped run the company until it was acquired by Warner Communications in 1988. Mr. Garin received his BA degree from Harvard University and holds a Masters degree in Philosophy and the Arts.

Frederic T. Klinkhammer has served as Vice-Chairman since March 2003. Mr. Klinkhammer previously served as Chief Executive Officer from March 1999 until February 2004 and as President from March 1999 to March 2003. From January 1998 until March 1999, Mr. Klinkhammer served as Chief Operating Officer and Executive Vice President of the Company and as Chief Operating Officer, Executive Vice President and Managing Director of CME Development Corporation. From July 1992 to December 1997, Mr. Klinkhammer operated an international broadcasting and telecommunications consulting practice. Mr. Klinkhammer was founding Chief Executive Officer of MediaLinx, the multimedia arm of BCE Inc., from March 1993 to August 1996 and was responsible for the creation of Sympatico, Canada’s largest internet service provider. Mr. Klinkhammer was President and Chief Executive Officer of IMAX Corporation from August 1990 to June 1992, during which time that company produced its first two feature length films. From March 1984 to August 1990, Mr. Klinkhammer served as President and Chief Executive Officer of First Choice, Canada’s largest pay television company. From March 1983 to March 1984, Mr. Klinkhammer served as Chief Executive Officer of Cablenet Ltd., a multi system cable operator with operations in the U.S. and Canada. From January 1974 to March 1983, Mr. Klinkhammer served as Vice President-Finance and later Vice President and General Manager of Citytv in Toronto, Canada. Mr. Klinkhammer, a Certified Management Accountant, is a graduate of Ryerson Polytechnical Institute in Business.

Charles R. Frank, Jr. has served as a Director of the Company since 2001. Mr. Frank currently serves as an advisor to Sabre Capital and RAO UES. He is a non-executive member of the Board of the Romanian-American Enterprise Fund and non-executive Chairman of Baneasa Investments, S.A. Mr. Frank was First Vice President at the European Bank for Reconstruction and Development (EBRD), and was Head of the EBRD Banking Department from 1997 until August 2001. The EBRD Banking Department originates, executes and manages EBRD’s debt and equity investments in Central and Eastern Europe and the former Soviet Union. Mr. Frank was Managing Director of the Structured Finance Group at GE Capital (a financial services company), and Vice President of GE Capital Services from 1988 to 1997. Mr. Frank served as Chief Executive Officer of Frank and Company from 1987 to 1988, and Vice President of Salomon Brothers from 1978 until 1987. Mr. Frank has held senior academic and government positions, including Deputy Assistant Secretary of State and Chief Economist at the U.S. Department of State, Senior Fellow at the Brookings Institution, Professor of Economics and International Affairs at Princeton University, and Assistant Professor of Economics at Yale University. Mr. Frank graduated from Rensselaer Polytechnic Institute with a B.S. in mathematics and economics before completing a Ph.D. in economics at Princeton University.

Herbert A. Granath has served as a Director of the Company since January 2002. Mr. Granath is Chairman Emeritus, ESPN, a cable sports network and Senior Content Advisor, Callahan Associates International LLC, a leading European cable communications operator since 2000. He has served on the Board of Veronis, Suhler & Associates, Fund III, a billion-dollar fund investing in worldwide media since 1999. Mr. Granath was employed by ABC for over 35 years and was Chairman, Disney/ABC International (an international broadcasting company) from 1996 to January 1998 where he pioneered many aspects of ABC’s expanding television business, including its successes in the cable and international programming arenas. He served as Chairman of the Board of ESPN and Senior Vice President of ABC, Inc. from 1998 until 2001. He also served as Chairman of the Board of A&E, The History Channel, The Biography Channel and Lifetime Television, and was a founding partner and Board member of Eurosport, the largest cable network in Europe. He also served on the Boards of Telefunf, RTL2 and TM3 networks in Germany, SBS Broadcasting SA (SBS) and TVA, the Brazilian Pay-TV company. Included in the awards Mr. Granath has received are two Tony awards, along with six Tony nominations, an International EMMY (Lifetime Achievement in International TV), as well as a U.S. EMMY (Lifetime Achievement in Sports Television).

Alfred W. Langer has served as a Director of the Company since 2000. Mr. Langer currently serves as a consultant to a number of privately held, mostly German companies, engaged in the area of mergers and acquisitions, structured financing and organizational matters. Mr. Langer served as Chief Financial Officer of Solvadis AG, a German based chemical distribution and trading company, from July 2001 until June 2002. Mr. Langer served as Treasurer of Celanese AG, a German listed chemical company, from October 1999 until May 2001. From June 1997

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until October 1999, Mr. Langer served as Chief Financial Officer of Celanese Corp., a U.S. chemical company. Mr. Langer served as Chief Executive Officer of Hoechst Trevira GmbH, a producer of synthetic fibers, from October 1994 until July 1997. From 1988 until September 1994, Mr. Langer served as a member of the Board of Management of Hoechst Holland N.V., a regional production and distribution company. Mr. Langer received an M.B.A. degree from the University GH Siegen.

Bruce Maggin has served as a Director of the Company since September 2002. Mr. Maggin has served as Principal of the H.A.M Media Group, LLC, an international media investment company since 1997. From 1999 to 2002, Mr. Maggin served as the Chief Executive Officer of TDN Media, Inc., a joint venture between Thomson Multimedia, NBC Television and Gemstar-TV Guide International, a new media sales company. Mr. Maggin also currently holds a directorship in Phillips-Van Heusen Corporation. Mr. Maggin is a member of the New York State Bar, he received a BA degree from Lafayette College and JD and MBA degrees from Cornell University.

Ann Mather has served as a Director of the Company since April 2004. Ms. Mather is currently Executive Vice President, Chief Financial Officer and Secretary of Pixar Animation Studios and will be retiring in May 2004. Prior to joining Pixar in 1999, she was Executive Vice President and Chief Financial Officer at Village Roadshow Pictures. From 1993 to 1999, Ms. Mather held various executive positions at the Walt Disney Company in Los Angeles, including Senior Vice President of Finance and Administration of its Buena Vista International Theatrical Division, where she supervised operations in Europe, Asia and Latin America as well as the start up of distribution operations in several Asian markets including China, Australia and Malaysia. From 1992 to 1993, Ms. Mather worked for Disney in Paris, France where she helped establish the international theatrical distribution arm of Disney in ten European countries. From 1991 to 1992, she was the European Controller for Alico, a division of AIG, Inc. From 1989 to 1991 she was the Director of Finance for Polo Ralph Lauren Europe’s retail operations, and from 1984 to 1988, Ms. Mather was at Paramount Pictures Corporation where she held various positions in London, Amsterdam and New York. She worked for KPMG in London, England between 1981 and 1984 covering a broad range of audit, tax and consulting assignments and is a Chartered Public Accountant. She is a graduate of Cambridge University in England.

Eric Zinterhofer has served as a Director of the Company since April 2004. Mr. Zinterhofer is a partner at Apollo Management, L.P., and has been with Apollo since 1998. From 1994 to 1996, Mr. Zinterhofer was a member of the Corporate Finance Department at Morgan Stanley Dean Witter & Co. From 1993 to 1994, Mr. Zinterhofer was a member of the Structured Equity Group at J.P. Morgan Investment Management. Mr. Zinterhofer graduated Cum Laude from the University of Pennsylvania with BA degrees in Honors Economics and European History and received his MBA from the Harvard Business School.

The Board of Directors has determined that the following members of the Board satisfy the independence requirements set forth in Rule 4200 of the National Association of Securities Dealers’ listing standards: Charles Frank, Herb Granath, Alfred Langer, Bruce Maggin and Ann Mather.

Committees of the Board

Audit Committee. The Board of Directors has an Audit Committee which is composed of Messrs. Frank and Langer (Chairman) and Ms. Mather. Ms. Mather was appointed to the Audit Committee in April 2004 following the resignation of Mr. Maggin from the Audit Committee. The current members of the Audit Committee satisfy the independence and expertise requirements set forth in the National Association of Securities Dealers’ listing standards. In addition, the Board has determined that Mr. Langer, Ms. Mather and Mr. Frank qualify as “audit committee financial experts”. The Audit Committee is responsible for approving the appointment of the independent auditors to be retained by the Company and the engagement of the independent auditors for audit-related, tax-related and other services; reviewing with the independent auditors the scope and results of these engagements and establishing and monitoring the Company’s financial policies and control procedures. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in June 2000. An amended and restated Audit Committee charter was subsequently adopted by the Board of Directors on November 20, 2002 and amended as of March 27, 2003 and April 6, 2004, a current copy of which is attached as Exhibit A hereto. During the fiscal year ended December 31, 2003 the Audit Committee met on 11 occasions.

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Compensation Committee. The Board of Directors has a Compensation Committee which is composed of Messrs. Granath and Maggin (Chairman) and Ms. Mather. Mr. Granath and Ms. Mather were appointed to the Compensation Committee in April 2004 following the resignations of former directors Jacob Schuster and Marie-Monique Steckel from the Compensation Committee. Mr. Maggin was appointed to the Compensation Committee in March 2003 following the resignation of Mr. Lauder from the Compensation Committee in February 2003. The members of the Compensation Committee satisfy the independence requirements set forth in the National Association of Securities Dealers’ listing standards. The Compensation Committee is responsible for determining executive compensation policies and guidelines and for administering the Company’s 1994 Stock Option Plan (the “1994 Stock Option Plan”) and the Company’s 1995 Stock Option Plan (the “1995 Stock Option Plan”, which collectively may be referred to as the “Stock Option Plans”), including granting options and setting the terms thereof pursuant to such Stock Option Plans. In addition, the Compensation Committee is responsible for reviewing and approving executive management agreements. During the fiscal year ended December 31, 2003, the Compensation Committee met on 1 occasion.

Nominating Committee. The Board of Directors established a Nominating Committee in April 2004 which is composed of Messrs. Granath (Chairman), Langer and Maggin. The Nominating Committee acts under a written charter adopted by the Board of Directors in April 2004, a copy of which is attached as Exhibit B hereto. The Nominating Committee is responsible generally for ensuring that the Board of the Company and its committees are appropriately constituted in order to conform with applicable legal requirements. Responsibilities of the Nominating Committee include selecting, or recommending to the Board, candidates for the Board of Directors of the Company and committees of the Board. The Nominating Committee will consider candidates who are recommended by qualifying shareholders, i.e. - any shareholder who has provided evidence that he has been the beneficial owner of at least 5% of the Class A Common Stock of the Company for at least one year. For consideration candidates must meet the criteria and qualifications specified by the Nominating Committee from time to time, including having relevant professional experience; possessing a knowledge of our business; being eligible under standards established by the SEC, NASDAQ or relevant law. These criteria apply to all nominees, whether recommended by a shareholder, management or a search firm. Recommendations must be in writing and addressed to the Chairman of the Nominating Committee in care of Central European Media Enterprises Group at the address specified in the Charter. Shareholder nominations must be submitted at least 120 days before the anniversary of the previous year’s annual general meeting. The current members of the Nominating Committee satisfy the independence requirements set forth in the National Association of Securities Dealers’ listing standards.

In addition, the Chairman of the Nominating Committee serves as chairman of executive sessions of the independent Directors of the Company and oversees other communications from shareholders, including proposals for items to be included in the Company’s Annual General Meeting Proxy Statement and any other communications intended for the Board of Directors or management. All such correspondence should be sent to the Chairman of the Nominating Committee in care of Central European Media Enterprises at the address specified in the attached Charter. Proposals for inclusion in the Company’s Annual General Meeting Proxy Statement must be in writing and received at least 120 days before the anniversary of the previous year’s annual general meeting.

During the fiscal year ended December 31, 2003, the Board of Directors met, or acted by unanimous consent, on 13 occasions. Each member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of the Board on which they served during the periods that they served.

The Company is incorporated in Bermuda and has held its annual general meetings in Bermuda since its incorporation. Senior members of management have been present at each annual general meeting to meet shareholders and answer any questions. Historically, shareholder attendance has been extremely limited, which we attribute to our policy of regular and detailed communication with our shareholders and investors through meetings with management, quarterly earnings calls and other investor relations activities. Last year’s annual general meeting was attended by one employee director. In view of the fact that shareholders have not historically attended annual general meetings, we have not adopted a specific policy regarding the attendance of directors at the annual general meeting. Attendance is left to the discretion of individual Board members.

There is no family relationship among any directors or executive officers of the Company other than Eric Zinterhofer, who is Mr. Lauder’s son-in-law.

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Vote Required; Recommendation

The election of the Board of Directors requires a plurality of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast. Unless otherwise indicated, the accompanying form of Proxy will be voted for election of the nine named nominees to the Company’s Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NINE NAMED NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS.

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EXECUTIVE OFFICERS

Set forth below is certain information describing the Company’s executive officers who are not nominees for director:

Robert E. Burke, age 52, has served as President and Chief Operating Officer since March 2003 and as Vice President and Chief Operating Officer of the Company since July 2001. From 1999 to 2001, Mr. Burke served as Executive Vice President of Microcast, Inc., an internet broadcasting company which filed for bankruptcy protection in the State of Delaware on or about December 1, 2000. From 1995 to 1998, Mr. Burke served as President and Chief Executive Officer of WTN, a subsidiary of ABC based in London, United Kingdom. WTN was a diversified global news and television production company and, prior to its sale, provided news, sports, entertainment, business, and corporate programming to virtually all the world's broadcasters (including all of the stations owned by the Company) via a global 24-hour satellite network. Mr. Burke was Vice President of WTN from 1984 to 1995 and previously worked as a reporter, producer, and manager for ABC News in Washington and New York from 1980 until 1984. Mr. Burke has a BA (History) from Washington University, St. Louis, Missouri.

Wallace Macmillan, age 46, was appointed Vice President – Finance and Chief Financial Officer in March 2003. Prior to joining the Company, Mr. Macmillan consulted for both Bertelsmann and EMI. From 1999 until his departure from EMI in 2001 Mr. Macmillan was involved in several major projects as VP Finance for the Recorded Music Division. Between 1997 and 1999 he was CFO for EMI’s Virgin Sector and Latin American and South East Asian regions. From 1992 until 1999 he worked as Finance Director first of the Virgin and later of the EMI record companies in the UK, following the acquisition of Virgin Music Group by Thorn-EMI. Between 1990 and 1992 he was the International Financial Controller for Virgin Music Group in the UK. From 1988 to 1990 Mr. Macmillan worked as Director of Group Reporting for Bertelsmann Music Group in New York. From 1983 he worked for the Bertelsmann Group in Germany in a variety of financial roles before Mr. Macmillan obtained his qualification as a Chartered Accountant while at Price Waterhouse from 1976 to 1983

There is no arrangement or understanding between any executive officer and any other person regarding selection as an executive officer.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all plan and non-plan compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer; President and Chief Operating Officer; and Chief Financial Officer and Vice President - Finance, who were the Company’s only executive officers at the end of 2003 (together, the “Named Executive Officers”) who either served as executive officers during, or were serving as executive officers at the end of, the last completed fiscal year ended December 31, 2003, for services rendered in all capacities to the Company and its subsidiaries for each of the Company’s last three fiscal years.

						Long-Term Compensation

						Awards
	Annual Compensation
						Securities
				Other Annual		Underlying	All Other
Name and		Salary	Bonus	Compensation		Options/SARs	Compensation
Principal Position	Year	$	$	$		#	$

Frederic T. Klinkhammer	2003	625,000	625,000			40,000	1,017,620	(6)
Vice Chairman and Chief Executive	2002	430,128	900,000	157,966	(4)	208,000	3,500	(7)
Officer (1)	2001	392,749	600,000	153,473	(4)	96,000	2,700	(7)

Robert E. Burke	2003	260,769	162,470	--		80,000	6,703	(7)
President and Chief Operating	2002	327,567	83,547	--		120,000	3,500	(7)
Officer (2)	2001	120,323	--	28,075	(5)	--	2,700	(7)

Wallace Macmillan	2003	136,057	--	--		20,000	6,020	(7)
Chief Financial Officer and Vice	2002	--	--	--		--	--
President – Finance(3)	2001	--	--	--		--	--

________________
(1)   Became Vice-Chairman on February 2, 2004; previously Vice Chairman and Chief Executive Officer since March 2003 and Chief Executive Officer and President since March 1999.
(2)   Became President and Chief Operating Officer in March 2003; previously Vice President and Chief Operating Officer since July 2001.
(3)   Became Chief Financial Officer and Vice President – Finance in March 2003.
(4)   Represents an expatriate premium paid by the Company pursuant to the terms of an employment agreement.
(5)   Represents an allowance paid by the Company pursuant to the terms of an employment agreement until such time as options to purchase Class A Common Stock were issued to Mr. Burke.
(6)   Long-Term Compensation includes a $1,000,000 Special Long-Term Incentive Bonus that was granted to Mr. Klinkhammer pursuant to his employment agreement, which provides that if the fair value of the Company’s Class A Common Stock on December 31, 2003 was greater than $8.125 per share (the split-adjusted trading price on March 22, 1999) and the percentage increase in such share price was greater than the percentage share increase in the NASDAQ composite average during the period from March 22, 1999 to December 31, 2003, he would be entitled to such bonus. $17,620 represents life and health insurance benefits paid by the Company.
(7)   Represents life and health insurance benefits paid by the Company.

No restricted stock, stock appreciation rights or long-term incentive plan awards (all as defined in the proxy regulations of the Securities and Exchange Commission) were awarded to, earned by, or paid to the Named Executive Officers during the time periods described above.

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Option Grants In Last Fiscal Year

The following table sets forth information with respect to grants of options to purchase shares of Class A Common Stock granted to the Named Executive Officers during the fiscal year ended December 31, 2003.

	Individual Grants
					Potential Realizable
		Percent of			Value at Assumed Annual
		Total			Rates of Stock Price
	Number of	Options/SARs			Appreciation
	Securities	Granted to			For Option Term
	Underlying	Employees	Exercise or
	Options/SARs	in Fiscal	Base Price	Expiration	5%	10%
Name	Granted	Year	($/sh) (1)	Date (2)	($)	($)

Frederic T. Klinkhammer	40,000	28.57%	$10.365	5/28/13	$260,740	$660,766

Robert E. Burke	80,000	57.14%	$10.365	5/28/13	$521,479	$1,321,531

Wallace Macmillan	20,000	14.29%	$10.365	5/28/13	$130,370	$330,383

________________

(1)   The exercise price is set by the Compensation Committee, but may be not less than the fair market value of the Common Stock on the date of grant of the option. All options shown were granted on May 29, 2003.

(2)   Options will vest in three equal installments on each of the first three anniversaries of the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to each exercise of stock options during the fiscal year ended December 31, 2003 by the Named Executive Officers and the value at December 31, 2003 of unexercised stock options held by the Named Executive Officers.

			Number of Securities	Value of Unexercised
			Underlying	In-the-Money
			Unexercised Options/SARs	Options/SARs at
	Shares Acquired	Value	At Fiscal Year-end	Fiscal Year-End
	On Exercise	Realized	(#)	($)(1)
Name	(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Frederic T. Klinkhammer	0	0	1,189,334/210,666	18,850,173/2,928,472
Robert E. Burke	0	0	40,000/160,000	606,500/1,767,760
Wallace Macmillan	0	0	0/20,000	0/138,700

_________________

(1)   Fair market value of securities underlying the options at fiscal year end minus the exercise price of the options.

Compensation of Directors

The Company pays a cash fee to each of its non-employee directors (except Messrs. Lauder and Zinterhofer) of $50,000 per annum. This was increased from $25,000 per annum on November 13, 2003. In addition, on the day of each annual general meeting of the Company’s shareholders during the term of the 1995 Stock Option Plan, each non-employee director of the Company (including for these purposes the Chairman) who has served as a director since the last annual general meeting of shareholders will be granted options to purchase 16,000 shares (or, in the case of the Chairman, such higher number as the Board of Directors shall determine) of Class A Common Stock (in the case of the Chairman, Class B Common Stock if such grant is approved by the Board). For the non-employee directors, the exercise price of the options will equal the average of the closing price of a share of Class A Common Stock for the 10 business days following the annual meeting (105% of the fair market value of a share of Class A

13

Common Stock in the case of an option to acquire Class B Common Stock). The options will vest over the five-year period from the date of grant and will expire 10 years from the date of grant.

The Company reimburses each director for expenses in connection with attending meetings of the Board of Directors. Members of the Audit Committee are paid an additional annual fee of $12,000. Beginning in 2004 members of the Compensation Committee will receive an additional annual fee of $5,000. Otherwise, no separate compensation is paid to any director for serving on committees. Directors who are also employees of the Company receive no additional compensation for service as a director.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Michael Garin

Michael Garin, Chief Executive Officer of the Company, has an employment Agreement dated as of February 2, 2004 with a wholly-owned subsidiary of the Company. Under the employment agreement, Mr. Garin is entitled to receive an aggregate annual salary of US $625,000, which may be increased annually at the discretion of the Compensation Committee. Mr. Garin has the opportunity to earn an annual cash bonus in an amount not to exceed his annual base salary. One-half of such bonus shall be based on objective criteria and one-half shall be based on subjective criteria established by the Board. Pursuant to Mr. Garin’s employment agreement, the Company is required to name Mr. Garin to its Board of Directors and the Board is required to nominate Mr. Garin for election to the Board of Directors of the Company for so long as he remains employed by the Company.

Mr. Garin’s employment agreement is for a term expiring on January 31, 2008. The Company may terminate the employment agreement at any time. Upon early termination of Mr. Garin’s employment agreement by the Company (other than for cause or on death or disability), Mr. Garin is entitled to seek any loss of compensation or loss of other entitlements that may be available as a matter of law.

Mr. Garin may terminate the agreement at any time on 90 days’ notice without further entitlement. In the event Mr. Garin terminates his employment agreement, any options that have become exercisable as of such termination date may be exercised for a period of 90 days following such date

Under his employment agreement, Mr. Garin has been granted an option to purchase 160,000 shares of Class A Common Stock at an exercise price of $19.49 per share. Such options vest in four equal annual installments on January 31of 2005, 2006, 2007 and 2008. Such options expire on February 1, 2014. In the event the Company terminates Mr. Garin’s employment agreement before the end of its term other than for cause, all such options held by Mr. Garin shall become vested and shall be exercisable for a period of 90 days from the date of such early termination.

Frederic T. Klinkhammer

Frederic T. Klinkhammer, Vice Chairman, has an amended and restated employment agreement dated as of February 22, 2003 with the Company. The term of this agreement expires on March 22, 2005. The employment agreement provides that Mr. Klinkhammer will serve as Vice Chairman and Chief Executive Officer of the Company and that without affecting the other terms and conditions of this employment agreement, the Company may remove the title and responsibilities as Chief Executive Officer at any time, which occurred on February 2, 2004. From April 1999 until February 2003, Mr. Klinkhammer was employed as President and Chief Executive Officer of the Company and a wholly-owned subsidiary of the Company. Prior to March 1999, Mr. Klinkhammer served as Executive Vice President and Chief Operating Officer of the Company and Executive Vice President, Managing Director and Chief Operating Officer of such subsidiary. Under the employment agreements, Mr. Klinkhammer was originally entitled to receive a base salary of $350,000 per year which is increased annually, commencing on March 23, 2000, by 5% or such greater amount determined at the option and sole discretion of the Compensation Committee, and an expatriate premium of UK £104,000 per annum (plus an additional amount based on the increase in the consumer price index in the London metropolitan area). The employment agreements provide for an annual cash bonus opportunity of 75% of base salary if performance is at 100% of target performance goals established by the Compensation Committee for such year and 100% of his base salary if performance is at or above 150% of such target. 60% of the bonus is based on the achievement of Company wide objectives established by the Compensation Committee and 40% of the bonus

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is based on an evaluation of personal performance as determined by the Compensation Committee. For 2002, Mr. Klinkhammer was given a cash bonus of $900,000. For 2003, Mr. Klinkhammer’s base salary was increased to $625,000 and the expatriate premium was eliminated since Mr. Klinkhammer was no longer resident in the United Kingdom. The employment agreements also provide that Mr. Klinkhammer receive an additional one time, Special Long-Term Incentive Bonus of $1,000,000 if he is employed by the Company or any successor corporation to the Company on December 31, 2003 and if the price of the Class A Common Stock has increased from its price as of March 22, 1999 (i.e., $8.3125 per share, adjusted for stock splits) and the percentage increase exceeds that of the Nasdaq Composite Index for such period. Mr. Klinkhammer received this bonus in January 2004 and an additional $625,000 performance bonus in March 2004. Pursuant to Mr. Klinkhammer’s employment agreement with the Company, as amended, the Company is required to name Mr. Klinkhammer to its Board of Directors and the Board is required to nominate Mr. Klinkhammer for election and re-election to the Board of Directors of the Company during his term of employment with the Company.

Mr. Klinkhammer’s employment agreements also contain noncompetition provisions applicable during the term of the employment agreement and for a two-year period thereafter, prohibit Mr. Klinkhammer from using confidential information of the Company during the term of the employment agreements and thereafter, and specify certain benefits and perquisites that Mr. Klinkhammer shall be entitled to receive. The employment agreements provide that if Mr. Klinkhammer’s employment is terminated prior to March 22, 2005, he is entitled to a $1,354,903 Severance Benefit payment.

The employment agreements also provide that if Mr. Klinkhammer’s employment agreements are not extended at the expiration of the term, he will serve as a part-time consultant for two years following such expiration, for which he will be paid $250,000 per annum.

In March 2000 the Board of Directors (acting without the participation of Mr. Klinkhammer) upon the recommendation of the Compensation Committee cancelled all previously granted options to acquire shares of Class A Common Stock which had been granted to Mr. Klinkhammer under one of his employment agreements and awarded to Mr. Klinkhammer options to acquire 1,056,000 shares of the Class A Common Stock at an exercise price equal to $1.484 per share. This award was approved by the shareholders at the 2000 Annual General Meeting of Shareholders. In February 2004, Mr. Klinkhammer exercised options to purchase 300,000 of such shares, and options to acquire the remaining 756,000 shares of Class A Common Stock pursuant to this award are currently vested. All such options have an expiration date of March 8, 2007. In April 2001, the Company awarded to Mr. Klinkhammer an option to purchase 96,000 shares of Class A Common Stock at an exercise price of $0.1565 per share. Such options vested in three equal annual installments on each of the first three anniversaries of the date of the grant. All 96,000 options are currently vested. Such options expire on March 31, 2011. In April 2002, the Company awarded to Mr. Klinkhammer an option to purchase 208,000 shares of Class A Common Stock at an exercise price of $2.138 per share. Such options vest in three equal installments on each of the first three anniversaries of the date of the grant. Options to acquire 138,666 shares pursuant to this award are currently vested as of April 1, 2004. Such options expire on March 31, 2012. All such options granted to Mr. Klinkhammer are exercisable in the event that Mr. Klinkhammer’s employment is terminated by the Company as a result of a change in control of the Company. In May 2003, the Company awarded Mr. Klinkhammer options to acquire 40,000 shares of Class A Common Stock of the Company at an exercise price of $ 10.365 per share. Such options vest in three equal installments on each of the first three anniversaries of the date of the grant. None of the options granted in May 2003 are currently vested. Such options expire on May 28, 2013.

Robert Burke

Robert Burke, President and Chief Operating Officer of the Company, has an employment agreement dated as of July 16, 2001, with a wholly-owned subsidiary of the Company. Under the employment agreement, Mr. Burke is entitled to receive an aggregate annual salary of UK £225,000, which may be increased each July at the Company’s discretion. In addition, Mr. Burke was entitled to a monthly UK £3,500 allowance payable until such time as the Board of Directors of the Company approved an initial stock option grant to Mr. Burke. However, even after the initial stock option grant, the Compensation Committee agreed to continue to pay this amount to Mr. Burke. Mr. Burke has the opportunity to earn an annual cash bonus for each full year with a target amount of 33% of yearly compensation (“Burke Target Amount”), based upon the subsidiary Company’s performance on a combined EBITDA basis in relation to the Company’s budgeted goals. If 85% of the budgeted goal is achieved, Mr. Burke will be eligible for a bonus of 50% of the Burke Target Amount. If EBITDA is 150% of budget, Mr. Burke will be

15

eligible for a bonus payment of up to 200% of the Burke Target Amount for such performance. Mr. Burke’s employment agreement also contains non-competition provisions applicable for a one year period following the termination of the agreement, prohibits Mr. Burke from using confidential information of the Company during the term of the employment agreement and thereafter, and specifies certain benefits and perquisites that Mr. Burke shall be entitled to receive. Mr. Burke’s employment agreement is for an indefinite term. The Company can terminate the agreement upon 12 months written notice or at any time if the Company makes a lump sum payment in lieu of the 12 months notice.

In April 2002, the Company awarded to Mr. Burke options to acquire 120,000 shares of the Class A Common Stock at an exercise price of $2.138 per share. Such options vest in three equal installments on each of the first three anniversaries of the date of the grant. Options to acquire 80,000 shares of the Class A Common Stock are currently vested as at April 1, 2004. Such options expire on March 31, 2012. In May, 2003, the Company awarded Mr. Burke options to acquire 80,000 shares of Class A Common Stock of the Company at an exercise price of $10.365 per share. Such options vest in three equal installments on each of the first three anniversaries of the date of the grant. None of the options granted in May 2003 are currently vested. Such options expire on May 28, 2013.

Wallace Macmillan

Wallace Macmillan, Chief Financial Officer and Vice President Finance of the Company has an employment agreement dated March 17, 2003 with a wholly-owned subsidiary of the Company. Under the employment agreement, Mr. Macmillan is entitled to receive an aggregate annual salary of UK £ 160,000, which may be increased each March at the Company’s discretion. Mr. Macmillan has the opportunity to earn an annual cash bonus for a pro rata portion of 2003 and each full year thereafter with a target amount of 33 1/3% of yearly compensation (“Macmillan Target Amount”), and is based upon the performance of the Company on a combined EBITDA basis in relation to budgeted goals and also on personal performance goals. If 85% of the budgeted goal is achieved, Mr. Macmillan will be eligible for a bonus of 50% of the Macmillan Target Amount. If EBITDA is 150% of budget, Mr. Macmillan will be eligible for a bonus payment of up to 200% of the Macmillan Target Amount. Mr. Macmillan’s employment agreement also contains non-competition provisions applicable for a one-year period following the termination of the agreement, prohibits Mr. Macmillan from using confidential information of the Company during the term of the employment agreement and thereafter, and specifies certain benefits and perquisites that Mr. Macmillan shall be entitled to receive. Mr. Macmillan’s employment agreement is for an indefinite term. However, the Company’s wholly-owned subsidiary may terminate the employment agreement upon 12 months written notice or at any time if the Company’s subsidiary makes a payment in lieu of notice. Mr. Macmillan may terminate his employment at any time for good reason or with 90 days notice for any reason.

In May, 2003, the Company awarded Mr. Macmillan options to acquire 20,000 shares of Class A Common Stock of the Company at an exercise price of $10.365 per share. Such options vest in three equal installments on each of the first three anniversaries of the date of the grant. None of the options granted in May 2003 are currently vested. Such options expire on May 28, 2013.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee at the end of the fiscal year ended December 31, 2002 were Ronald S. Lauder, Jacob Z. Schuster and Marie-Monique Steckel. In March 2003, Bruce Maggin replaced Mr. Lauder on the Compensation Committee. In April 2004, Mr. Granath and Ms. Mather replaced Mr. Schuster and Ms. Steckel on the Compensation Committee, following the resignations of Mr. Schuster and Ms. Steckel from the Board of Directors.

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AUDIT COMMITTEE REPORT

To Our Shareholders:

We have reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2003.

We have discussed with Deloitte & Touche, the independent auditor for the Company, the matters required to be discussed by the Statements on Auditing Standards No. 61, Communications With Audit Committees, as amended.

We have also received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with Deloitte & Touche its independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

A copy of the Audit Committee Charter, which was adopted by the Board of Directors on November 20, 2002 and amended as of March 27, 2003 and April 6, 2004, is attached to this Proxy Statement as Exhibit A.

Submitted by,

ALFRED W. LANGER
CHARLES R. FRANK, JR.
ANN MATHER

17

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee administers the Company’s compensation programs for the Company’s executive management and also administers the Company’s stock option plans.

Compensation Objectives and Policies

The Compensation Committee seeks to provide compensation packages to the Company’s executive officers that will motivate them and retain their services. The Compensation Committee has adopted the following basic objectives and policies for compensating the Company’s executive officers:

•  compensation plans reward individual and corporate achievement;

•  short and long-term incentives are to be effectively balanced to satisfy both the short and long-term goals of the Company; and

•  the interests of the Company’s executive officers are to be aligned with those of the Company’s shareholders through potential stock ownership.

The Compensation Committee has devised pay packages that consist of three components:

Base Salary

Base salaries are intended to provide regular compensation at a sufficient level to retain and motivate the Company’s executive officers.

Annual Bonus

The Company’s annual bonus plan for the Company’s executive officers provides participants an opportunity to earn bonuses equal to a specified percentage of their salaries. A portion of the bonus (determined by the Compensation Committee) is generally based on the achievement of company-wide financial objectives (such as attributable revenue and EBITDA) established by the Compensation Committee, and the remainder is based on an evaluation of personal performance submitted by management and approved by the Compensation Committee. The performance of the Chief Executive Officer is evaluated solely by the Compensation Committee.

Stock Options

Stock options are an integral part of the pay packages of the Company’s executive officers. The Compensation Committee believes that stock options, which are designed to focus attention on stock values, are the most effective way of aligning the long-term interests of the Company’s executive officers with those of the Company’s shareholders. The exercise price of each option on shares of Class A Common Stock will not be less than the fair market value on the date the grant is approved by the Compensation Committee. The Compensation Committee may elect to accelerate the vesting schedule of options based on the satisfaction of certain Company performance goals.

Options will generally not be fully exercisable until four years after the option grant, which provides executives an incentive to increase shareholder value over the long term, since the full benefit of the options cannot be realized unless stock price appreciation occurs over a number of years.

Options under the 1995 Stock Option Plan generally expire on the earlier of their stated expiration date or (i) one year after termination of an executive’s employment, if such employment is terminated by reason of disability, death or retirement at or after age 65, or (ii) 90 days after termination of an executive’s employment, if such employment is terminated by the Company or a subsidiary other than for cause or by the executive’s voluntary

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termination. However, in the event that the executive’s employment is terminated for cause, options under the 1995 Stock Option Plan which have not expired or otherwise been cancelled terminate immediately.

Fiscal Year 2003

Compensation of the Chief Executive Officer

Frederic T. Klinkhammer

Frederic T. Klinkhammer has served as the Company’s Chief Executive Officer from March 1999 until January 2004. Mr. Klinkhammer has entered into an amended employment agreement with the Company dated as of February 22, 2003. It provides:

Salary

An initial base salary of $625,000 per year with any increase in base salary per year to be determined at the option and sole discretion of the Compensation Committee.

Special Long-Term Incentive Bonus

Mr. Klinkhammer received a $1,000,000 Special Long-Term Incentive Bonus that was granted to Mr. Klinkhammer pursuant to his employment agreement, which provides that if the fair value of the Company’s Class A Common Stock on December 31, 2003 was greater than $8.125 per share (the split-adjusted trading price on March 22, 1999) and the percentage increase in such share price was greater than the percentage share increase in the NASDAQ composite average during the period from March 22, 1999 to December 31, 2003, he would be entitled to such bonus.

Annual Bonus

On March 29, 2004 Mr. Klinkhammer received a $625,000 performance bonus for year 2003.

Stock Option

In May 2003, the Company awarded to Mr. Klinkhammer options to purchase 40,000 shares of Class A Common Stock at an exercise price of $10.365 per share. Such options vest in three equal installments. The options will expire on May 28, 2013. The Compensation Committee determined the size of the 2003 option grant based upon his performance and the size of his past option grants.

In setting Mr. Klinkhammer’s compensation package, a number of factors were considered, including:

•  the desire to provide an incentive to him to achieve the short and long-term strategy of the Company;

•  the unique skills and experience of Mr. Klinkhammer in the international media business which the Board of Directors believed would be necessary to lead the Company through what the Board of Directors believed would be an extremely challenging operating environment; and

•  the total compensation of key executives at other media companies.

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Compensation Committee BRUCE MAGGIN HERBERT GRANATH ANN MATHER

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PERFORMANCE GRAPH

The following performance graph is a line graph comparing the change in the cumulative shareholder return of the Class A Common Stock against the total cumulative total return of the Nasdaq Composite Index and the Dow Jones World Broadcasting Index between December 31, 1998 and December 31, 2003.

Value of $100 invested at December 31, 1998 as of December 31, 2003:
Central European Media Enterprises Ltd.	$263.60
NASDAQ Composite Index	$91.37
Dow Jones World Broadcasting Index (1)	$81.37

________________
(1)   This index includes 20 companies, many of which are non-U.S. based. Accordingly, the Company believes that the inclusion of this index is useful in understanding the stock performance of the Company compared to companies in the television broadcast and cable industry.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2003, about Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans.

Equity Compensation Plan Information

	(a)		(b)	(c)

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	2,394,485	(1)	$6.233	1,458,373	(2)
Equity compensation plans not approved by security holders	0	(3)	--	1,000,000

Total				2,458,373	(4)

(1)   This number consists of options outstanding at December 31, 2003 under the Company’s 1994 Stock Option Plan and 1995 Stock Option Plan.
(2)   This number includes the aggregate number of shares of Common Stock that remains available for future issuance, at December 31, 2003 under the Company’s shareholder approved equity compensation plans, consisting of 424,644 shares available under the 1994 Option Plan and 1,033,729 shares available under the 1995 Stock Option Plan.
(3)   The Company’s 1998 Stock Appreciation Rights Plan (the “SAR Plan”) allows the Company to grant up to 1,000,000 SARs. The SARs are subject to substantially the same general conditions as apply to options granted under the 1995 Stock Option Plan. When SARs are exercised, the grantee will receive in cash the amount by which the Company’s stock price exceeds a base price fixed by the Compensation Committee at the time of grant. There were no SARs outstanding at December 31, 2003.
(4)    This number does not account for any rights granted pursuant to the Company’s 1998 Director, Officer and Senior Executive Co-Investment Plan. This plan, which was approved by shareholders, provides that the Company’s most senior executives and key station managers may be eligible (i) for loans of up to $2,000,000 in the aggregate outstanding at any time from the Company to facilitate purchases of Class A Common Stock pursuant to the plan, and (ii) to purchase shares of the Class A Common Stock from the Company pursuant to the plan. The plan, however, does not specify the number of shares that are authorized to be purchased and no shares have been purchased pursuant to the plan since its inception. For foregoing reasons, no shares relating to the plan are included in the above table.

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ADOPTION OF FINANCIAL STATEMENTS

The Audit Committee of the Board of Directors has approved the audited financial statements for the Company’s fiscal year ended December 31, 2003 (the “Financial Statements”) for presentation to the shareholders at the Annual General Meeting of Shareholders. Under Bermuda law, the shareholders are requested to adopt financial statements; under Bermuda law, the adoption of the Financial Statements by the shareholders does not affect any rights that the shareholders may have with respect to the Financial Statements. The Financial Statements are included in the Company’s Form 10-K/A accompanying this Proxy Statement.

Vote Required; Recommendation

The adoption of the Financial Statements requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy. Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast. Unless otherwise indicated, the accompanying form of proxy will be voted for adoption of the Financial Statements and the auditors’ report thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE FINANCIAL STATEMENTS AND THE AUDITORS’ REPORT THEREON.

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SELECTION OF AUDITORS

At the recommendation of the Audit Committee, the Board of Directors recommends to the shareholders that Deloitte & Touche be appointed to serve as the independent auditors of the Company until the conclusion of the Company’s next annual general meeting of shareholders. In addition, the Board of Directors recommends to the shareholders that the shareholders authorize the Board of Directors to approve the auditors’ fee.

The Company previously engaged Arthur Andersen (“Andersen”) as the Company’s independent public accountant. As recommended by the Company’s Audit Committee, the Board of Directors decided to no longer engage Andersen in such capacity and engaged Deloitte & Touche to serve as the Company’s independent public account beginning on August 1, 2002. The date of resignation of Arthur Andersen was July 31, 2002.

As stated on the Company’s Form 8-K, dated July 31, 2002, Andersen’s reports on the Company’s consolidated financial statements for the fiscal years 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The report for the year 2001 was modified on a going concern basis since in its cash flow projections the Company was relying on cash flows that were outside the Company management’s direct control.

During the Company’s fiscal years 2000 and 2001, and through July 31, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the disclosures filed on the Form 8-K on July 31, 2002. In response, Andersen provided the Company with a letter, attached as Exhibit 16 to the Form 8-K, acknowledging its agreement with such disclosures. As stated on the Company’s Form 8-K/A, dated August 30, 2002, the Company was unable to obtain a similar statement in respect of the Form 8-K/A due to the acquisition of Andersen’s assets in the United Kingdom by Deloitte & Touche.

During the Company’s fiscal years 2000 and 2001, and through July 31, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Representatives of Deloitte & Touche will be invited to attend the Meeting in order to have an opportunity to make a statement if they so desire and be available to respond to appropriate questions from shareholders.

Audit Fees

Deloitte & Touche is the Company’s principal independent auditor. Deloitte & Touche’s audit fees for auditing the Company’s annual consolidated financial statements for the year ended December 31, 2002 and reviews of the Company’s interim financial statements included in the Company’s Forms 10-Q filed with the Securities Exchange Commission during 2002 were $ 1,005,496. Deloitte & Touche’s audit fees for auditing the Company’s annual consolidated financial statements for the year ended December 31, 2003, reviews of the Company’s interim financial statements included in the Company’s Forms 10-Q, services related to an SEC review of a Form S-3 and the Form 10-K/A filed with the Securities Exchange Commission as well as an audit of certain Dutch subsidiaries during 2003 were $ 2,301,801.

Audit Related Fees

Deloitte & Touche’s audit-related fees for the year ended December 31, 2002 were $ 15,100 and for the fiscal year ended December 31, 2003 were $ 823,194. Audit-related fees in 2003 were incurred in respect of services provided by Deloitte & Touche relating to the reorganization of Company operations in Slovenia and Romania as well as advice regarding compliance with recently enacted regulatory and accounting rules in the United States.

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Tax Fees

Deloitte & Touche’s tax fees for the year ended December 31, 2002 were $ 79,500 and for the fiscal year ended December 31, 2003 were $ 1,227,751. Tax fees were incurred for advice provided by Deloitte & Touche in respect of general tax advice and tax compliance matters, including advice in respect of the taxation in the Netherlands of the Company’s UNCITRAL arbitration award and tax compliance services for the United Kingdom.

All other Fees

All other fees for Deloitte & Touche’s services during the year ended December 31, 2002, were $90,360. There were no other fees paid to Deloitte & Touche for the year ended December 31, 2003.

The Audit Committee of the Board of Directors has considered whether the provision of the services in respect of Audit-related Fees, Tax Fees and All Other Fees is compatible with maintaining Deloitte & Touche’s independence prior to the incurrence of such Fees in accordance with the Charter of the Audit Committee, which is set forth in Exhibit A hereto. All engagements of the auditors are approved in advance by the Audit Committee. At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year. Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee. Management provides reports to the Audit Committee on at least a quarterly basis on the status of the services provided and the level of fees incurred in respect of each service. The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

Vote Required; Recommendation

The appointment of Deloitte & Touche to serve as the independent auditors of the Company and the authorization of the Board of Directors to approve the auditors’ fee requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy. Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast. Unless otherwise indicated, the accompanying form of Proxy will be voted for the appointment of Deloitte & Touche as the Company’s auditors and for the Board of Directors to approve the auditors’ fee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY’S AUDITORS AND A VOTE IN FAVOR OF AUTHORIZING THE BOARD OF DIRECTORS TO APPROVE THE AUDITORS’ FEE.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 27, 2003 the Company paid US$ 4.7 million to Ronald Lauder, the Company's non-executive Chairman and controlling shareholder, reimbursing costs previously incurred by RSL Management Inc., an entity owned by Ronald Lauder, in pursuing its Czech Republic arbitration. The payment was approved unanimously by the independent directors of the Company following a review of the ways in which the Lauder arbitration contributed to the success of the Company in its Uncitral Arbitration.

SHAREHOLDER PROPOSALS

Shareholder proposals must be received by the Company at its principal executive office by December 23, 2004 in order to be considered for inclusion in proxy materials distributed in connection with the 2005 annual general meeting of shareholders.

The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the next annual general meeting of shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its principal executive office by March 5, 2005.

MISCELLANEOUS

Under Bermuda law, no matter or business other than those set forth in the accompanying Notice of Annual Meeting of Shareholders is permitted to be presented at the Meeting.

The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. Officers and regular employees may solicit proxies by mail, telephone, telegraph, electronic mail and personal interview, for which no additional compensation will be paid. In addition, Georgeson Shareholder Communications Inc. has been engaged by the Company to act as proxy solicitors and will receive fees of $5,000, plus expenses. The Company may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.

Information included in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003 is being circulated together with this Proxy Statement.

By order of the Board of Directors, Andrea Kozma Secretary

Hamilton, Bermuda

April 21, 2004

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EXHIBIT A

CHARTER OF THE
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF CENTRAL EUROPEAN MEDIA ENTERPRISES, LTD.
ADOPTED ON NOVEMBER 20, 2002 AND
AMENDED AS OF MARCH 27, 2003 AND AS OF APRIL 6, 2004

Statement of Policy

The Audit Committee is a committee of the Board of Directors. It shall provide assistance to the Board in fulfilling the Board’s oversight functions relating to the quality and integrity of the Company’s financial reports, monitor the Company’s financial reporting process and internal control system, and perform such other activities consistent with this Charter and the Company’s By-laws as the Committee or the Board deems appropriate. It shall have such functions as are provided by NASDAQ, the Securities and Exchange Commission and the federal securities laws.

Membership

The Audit Committee shall be comprised of three or more directors, none of whom shall be an employee of the Company and each of whom shall be independent directors. For purposes of the Audit Committee an independent director shall be one who meets the requirements set forth for independent directors by the laws and regulations applicable to the Audit Committee, including among others, the requirements of NASDAQ and the Securities Exchange Act of 1934 (the “Exchange Act”), in effect from time to time. All members of the Committee shall be financially literate, and at least one member shall have past employment experience in finance or accounting, requisite financial certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication including being or having been a Chief Executive Officer, Chief Financial Officer or other senior officer with financial oversight responsibilities.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting or until their respective successors shall be duly elected and qualified.

Meetings

The Audit Committee shall meet at least three times annually, once to review the internal control program and procedures manual and policies for the Company , once to review the audit plan of the outside auditors, and once to review the post-audit findings, and the audit report of the outside auditors as well as the audited year-end financial statements prior to the public announcement of financial results and the filing of the year-end audited financial statements with the Securities and Exchange Commission. A quorum for these meetings shall be a majority of the members.

The Audit Committee shall also meet at least three times annually to confer with the outside auditors and management to review the Company’s interim financial statements and reports prior to the public announcement of financial results and the filing of the reports with the Securities and Exchange Commission. A quorum for these meetings shall be one of the members.

The Audit Committee may also hold any special meetings as may be called by the Chairman of the Audit Committee or at the request of outside auditors or the internal accounting staff or management. Members of senior management, the outside auditors or others may attend meetings of the Audit Committee at the invitation of the Audit Committee and shall provide pertinent information as necessary. The Audit Committee shall meet with the outside auditors, the internal accounting staff and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

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The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Audit Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Audit Committee may meet via telephone conference calls or by unanimous written consent of its members.

The Committee shall report regularly to the Board as to its activities.

Relationship With Outside Auditors

The outside auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders, but shall report directly to the Audit Committee. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the outside auditors, which must be a “registered public accounting firm, as defined in the Exchange Act (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. All auditing services and non-audit services provided to the Company by the outside auditors shall be preapproved by the Audit Committee in accordance with such rules or limitations the Audit Committee adopts. The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the decisions of any member to whom authority is so delegated to preapprove an activity shall be presented to the full Audit Committee at its next meeting.

Scope of Powers and Functions

The Audit Committee’s primary functions are to:

Documents/Reports Review

1.     Review and assess the adequacy of this Charter at least annually.

2.     Review all public announcements of financial results and quarterly and annual financial statements and reports prior to any filing with the Securities and Exchange Commission.

3.     Recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

Outside Auditors

4.    Approve the appointment and compensation of the outside auditors prior to any engagement and recommend that appointment to shareholders for ratification.

5.     Review all relationships the outside auditors have with the Company to determine their independence and obtain and review a report from the outside auditors concerning the auditors’ internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. The outside auditors shall annually provide to the Audit Committee a written statement delineating all such matters.

6.    Review the annual audit plan of the outside auditors and evaluate their performance.

7.    Review the experience and qualifications of the senior members of the outside auditors team and of the senior internal corporate accounting and financial reporting staff.

8.     Obtain and review a report from the outside auditors at least annually as to (a) all critical accounting policies to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such

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alternative disclosures and treatments and the treatment preferred by the outside auditors, and (c) other material written communications between the outside auditors and management of the Company, including management letters and schedules of unadjusted differences.

9.     Require the rotation of the lead (and coordinating or reviewing) audit partner on a regular basis in accordance with the requirements of the Exchange Act.

10.   Review the Company’s hiring of employees or former employees of the outside auditors who participated in any capacity in the audits of the Company.

Financial Reporting Processes

11.   Consult with the outside auditors concerning the completeness and accuracy of the Company’s financial statements.

12.   Consult with the outside auditors as regards to the Company’s accounting principles as applied in its financial statements and reporting.

13.   Review any significant judgments made in management’s preparation of the financial statements and the view of the outside auditors as to the appropriateness of such judgments.

14.   Review any significant difficulties encountered during the course of the audit or review, including any restrictions on the scope of the outside auditors’ work or access to reviewed information.

15.   Review any disagreements between management and the outside auditors in connection with the preparation of an Audit report, performing any other audit, review or attest services or any public announcements of financial results and quarterly and annual financial statements and reports.

16.   Review changes to the Company’s accounting principles as recommended by the outside auditors or management.

17.   Review with the outside auditors and internal accounting staff the adequacy of the Company’s system of internal controls and disclosure controls and procedures, including computerized information system controls and security, and any related significant findings and recommendations of the outside auditors, together with management’s responses thereto.

18.   Review periodically with the Company’s management, general counsel and outside auditors, legal and regulatory matters and accounting initiatives that could have a significant effect on the Company’s financial statements.

19.   Discuss with management and the outside auditors the effect of unconsolidated subsidiaries and the corporate ownership structure, as well as of any off-balance sheet finance or special purpose vehicles, on the Company’s financial statements.

Other

20.   Review existing policies concerning related party transactions and conflicts of interest between Board members or senior management, on the one hand, and the Company, on the other hand and recommend any changes to such policies.

21.   Conduct an appropriate review of all related party transactions for potential conflicts of interest and approve all such related party transactions. A “related party transaction” refers to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 401. Generally, these are transactions between the Company or any of its subsidiaries and any director, executive officers or 5% holder of the Company’s stock, as well as, for directors, transactions with entities related to them.

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21.   Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.   Review the Company’s policies with respect to risk assessment and risk management.

23.   Perform an annual self-evaluation of the Audit Committee.

24.   Investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

The Audit Committee shall have such other functions as are provided by NASDAQ, the Securities and Exchange Commission and the federal securities laws.

The Audit Committee shall have the authority to engage and determine funding for outside legal, accounting or other advisors as it determines necessary to carry out its functions.

Limitation of Audit Committee’s Role

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors.

While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The responsibility to plan and conduct audits is that of the outside auditors. The Company’s management has the responsibility to determine that the Company’s disclosures and financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to assure the Company’s compliance with laws and regulations or compliance with any code(s) of conduct adopted by the Company. The primary responsibility for these matters rests with the Company’s management.

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EXHIBIT B

Corporate Governance/Nominating Committee of the Board of Directors

Charter

Adopted on April 6, 2004

Statement of Policy

The purpose of the Corporate Governance/Nominating Committee (the Committee) is to provide that the Board of Directors and its Committees are appropriately constituted to meet their legal obligations to the shareholders and the Company. To this end, the Committee is responsible for 1) identifying and nominating individuals qualified to become board and committee members; 2) maintaining that a majority of the Board members are independent and that all the members of the Audit, Compensation and Corporate Governance/Nominating Committees are independent as required; 3) developing and recommending to the Board a set of corporate governance principles applicable to the Company; and 4) generally to address corporate governance issues for the Board.

Membership

The Committee shall be composed of three or more directors, each of whom shall be independent. For purposes of the Committee, an independent director shall be one who meets the requirements set forth for independent directors by the laws and regulations applicable to nominating committees, including the requirements of NASDAQ.

Scope of Powers and Functions

The Committee shall have such powers and functions as may be assigned to it by the Board of Directors from time to time; however, such functions shall, at a minimum, include the following, as well as any functions as shall be required of nominating or corporate governance committees by NASDAQ:

•      to establish the criteria and minimum qualifications for Board membership and to publish these criteria and qualifications in the proxy statement for the Company’s Annual meeting. These criteria and qualifications shall consist of the following:

Experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional (including governmental) experience as the Committee shall determine shall qualify an individual for Board service.

The Nominating Committee may take into account special needs for diversity of experience and background as may arise at a particular time, and, in making its recommendations, the Nominating Committee shall assure itself that the nominee does not have any conflict of interest, and has available the time necessary to fulfill his/her service obligations to the Company.

In establishing these criteria, the Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and by the Securities and Exchange Commission.

•      to establish a process for identifying and evaluating nominees for election to the Board; to consider and review candidates recommended by shareholders, establish the procedures by which such shareholder

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candidates will be considered by the Committee and publish a description of this process and these procedures in the Company’s annual meeting proxy statement; to establish a process for security holders to send shareholder proposals and other communications to the Board or management; to conduct the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates,

These processes and procedures shall be as follows:

1.   The Committee may consider nominees for director of the Company submitted in writing to the Chairman of the Committee (along with the information set forth in (b) below), at CME Development Corporation, Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda with a copy to 8th Floor, Aldwych House, 71-91 Aldwych, London WC2B 4HN UK C/O Corporate Secretary, which are submitted by executive officers of the Company, current directors of the Company, search firms engaged by the Committee, and by others in its discretion and, in the circumstances provided herein, shall consider nominees for director proposed by a shareholder:

(a)   the shareholder shall have provided evidence that he/she/it has beneficially owned at least 5% of the Company's Class A common stock for at least one year;
(b)  information as provided below with respect to the proposed nominee shall have been provided in writing to the Chairman of the Committee at CME Development Corporation, Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda with a copy to 8th Floor, Aldwych House, 71-91 Aldwych, London WC2B 4HN UK C/O Corporate Secretary, at any time. However, if the nominee is proposed to be considered in connection with an Annual General Meeting, the information must be submitted at least 120 days prior to the date of the prior year's Annual General Meeting proxy statement. Such information shall include the name of the nominee, and such information with respect to the nominee as would be required under the rules and regulations of the U.S. Securities and Exchange Commission to be included in the Company's Proxy Statement if such proposed nominee were to be included therein. In addition, the shareholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with the Company, and otherwise meets the Company's published minimum criteria for consideration as a nominee for director of the Company.

2.   The Committee shall consider proposals submitted by shareholders for inclusion in the Company's Annual General Meeting proxy statement if they are submitted in writing to the Chairman of the Committee at CME Development Corporation, Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda with a copy to 8th Floor, Aldwych House, 71-91 Aldwych, London WC2B 4HN UK c/o the Company Secretary, at least 120 days prior to the date of the prior year's Annual General Meeting proxy statement. Such proposals shall only be considered for inclusion if the submitting shareholder meets the qualifications and complies with the procedures provided in the proxy rules of the U. S. Securities and Exchange Commission. All such proposals shall be accompanied by information with respect to the submitting shareholder sufficient for the Company to determine whether such qualifications are met.

The Committee will also evaluate any such proposal in light of the exclusionary rules promulgated from time to time by the US Securities and Exchange Commission.

3.    Any other shareholder communications intended for management of the Company or the Board of Directors shall be submitted in writing to the Chairman of the Committee at CME Development Corporation, 8th Floor, Aldwych House, 71-91 Aldwych, London WC2B 4HN UK c/o the Company Secretary, who shall determine, in his discretion, considering the identity of the submitting shareholder and the materiality and appropriateness of the communication, whether, and to whom within the Company, to forward the communication

•      to monitor and recommend the functions and review the performance of the Board, and the various Committees of the Board, including the Committee, at least annually;

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•      to appoint and remove members and chairs of the committees of the Board of Directors;
•      to advise on changes in Board compensation;
•      to make recommendations on the structure of Board meetings and to oversee the Company’s processes for providing information to the Board;
•      to consider matters of corporate governance and to review and publish, periodically, to the extent required or considered desirable, the Company’s corporate governance principles and Code of Conduct and Ethics (as required by applicable NASDAQ listing requirements and rules adopted by Securities and Exchange Commission);
•      to review, periodically, any plans adopted by the Company that might impact the rights of shareholders or the election of directors;
•      to establish director retirement policies; and
•      to the extent that a single director is selected to preside over executive sessions of non-management directors, to select such presiding director and publish the identity of such director, or the procedures by which such director was selected, in the Company’s annual meeting proxy.

In addition, the Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms. The Committee may also, at its discretion, engage outside legal counsel or other advisers as it deems necessary to carry out its functions.

Administrative

The Committee shall meet at least once per year and shall hold any additional meetings as may be called by the Chairman of the Committee or management. Members of senior management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Chairman of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Committee may meet via telephone conference calls. A majority of the members of the Committee shall constitute a quorum for all purposes.

B-3

FORM OF PROXY

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
PROXY FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS--JUNE 2, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael Garin, Nicolas G. Trollope and Michael Ashford, or any of them acting singly, with the power of substitution in any of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of Central European Media Enterprises Ltd. (the “Company”) held of record by the undersigned on April 1, 2004 at the Annual General Meeting of Shareholders to be held at The Pearman Room (4B), 4th Floor, Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda, on June 2, 2004, at 11:00 A.M. and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.   The election of nine directors nominated by the Board of Directors to serve until the next Annual General Meeting of Shareholders:

☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for
(except as indicated below)	the nominees listed below

RONALD S. LAUDER, FREDERIC T. KLINKHAMMER, CHARLES R. FRANK, JR., MICHAEL GARIN, HERBERT A. GRANATH, ALFRED W. LANGER, BRUCE MAGGIN, ANN MATHER, ERIC ZINTERHOFER.

INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee’s name on this line:
_______________________________________________________________

2.   The adoption of the financial statements of the Company and the auditors’ report thereon for the Company’s fiscal year ended December 31, 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.   The appointment of Deloitte & Touche as the independent auditors of the Company for the 2004 fiscal year and the authorization of the Board of Directors to approve the auditors’ fee.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted (i) FOR the election of the nine named individuals as directors, (ii) FOR the adoption of the financial statements of the Company and the auditors’ report thereon for the Company’s fiscal year ended December 31, 2003, and (iii) FOR the appointment of Deloitte &

Touche as the independent auditors of the Company for the 2004 fiscal year and the authorization of the Board of Directors to approve the auditors’ fee.

Shares cannot be voted unless this proxy card is signed and returned or shares are voted in person at the Annual General Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on June 2, 2004, and the Proxy Statement, dated April 21, 2004 prior to the signing of this proxy.
Dated _____________________ , 2004

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. When a proxy is given by a partnership, it should be signed in the partnership name by an authorized person.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.